SUPPLEMENT TO
THE FIDELITY(registered trademark) VALUE FUND

DECEMBER 27, 1999

PROSPECTUS

SHAREHOLDER MEETING. On or about March 15, 2000, a meeting of the shareholders of Fidelity Value Fund will be held to approve various proposals, including modifications to the fund's management contract. Shareholders of record on January 18, 2000 are entitled to vote at the meeting. Included in the modifications is a proposal to revise the management fee calculation for the fund to provide for lower fees when FMR's assets under management exceed a certain level, to revise the performance adjustment calculation by rounding the investment performance of both the fund and the comparative index to the nearest 0.01%, rather than the nearest 1.00%, and to allow FMR and the trust, on behalf of the fund, to modify its management contract subject to the requirements of the Investment Company Act of 1940.

For more detailed information concerning the proposals under consideration, please contact Fidelity at 1-800-544-6666 to request a free copy of the proxy statement.

   The following information replaces similar information found under the heading "General Information" in the "Buying and Selling Shares" section on page 9.

   SELLING SHARES

   Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

   The following information replaces similar information found under the heading "Selling Shares" in the "Buying and Selling Shares" section on page 13.

   (small solid bullet) Redemption proceeds may be paid in securities or other property rather than in cash if FMR determines it is in the best interests of the fund.